Exhibit 99.1

Supplemental Investor Information July 13, 2015

Forward Looking Statements This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.

Transaction Overview Transaction Structure Merger of equals Approximately $18 billion transaction value Pro forma ownership: 50.1% Willis shareholders and 49.9% Towers Watson shareholders, on a fully diluted basis Combined company will be named Willis Towers Watson Shareholder Consideration Towers Watson shareholders to receive 2.6490 Willis shares for each Towers Watson share Towers Watson shareholders to receive one-time $4.87 per share cash dividend pre-closing Subject to Willis shareholder approval, Willis will implement at the time of the merger a 2.6490 for one reverse stock split, so that one Willis share will be converted into 0.3775 shares of the combined company(1) If the reverse split is approved, Towers Watson shareholders to receive 1 share of the combined company for each Towers Watson share Governance James McCann to be Chairman John Haley to be CEO Dominic Casserley to be President and Deputy CEO Roger Millay to be CFO 12 person Board; 6 Willis directors and 6 Towers Watson directors Domicile/ Locations Maintain Irish domicile and significant presence in major markets globally Closing Conditions Closing expected by December 31, 2015 Subject to customary closing conditions, including Willis and Towers Watson shareholder approvals and regulatory approvals (1) Merger is not conditioned on approval of the reverse stock split.

Highly Complementary Combination Delivers Compelling Value combination leverages unique strengths Of both companies to advance strategic priorities Merger of equals reflects complementary assets and facilitates value-creating integration management team brings successful Merger of Equals INTEGRATION track record Proven ability to create shareholder value Generates Estimated aggregate $4.65 billion in incremental value for shareholders of both companies Creates LEADING global Advisory, broking and solutions firm with proven business model Continues current expectation for top line growth and margins and greatly enhances anticipated EPS growth

Estimated $4.65 Billion in Total Incremental Value ~$1.5 billion in value from revenue synergies(3) ~$1.65 billion in value from cost synergies(5) $100-125 million of run-rate cost synergies Incremental to Operational Improvement Program ~$1.5 billion in value from tax savings (2016) on existing Towers Watson earnings(4) $18.15 $1.65 $1.5 $1.5 $22.8 (1) $22.8 billion is pre-dividend. $22.5 billion is ex-dividend. The combined market capitalization of $18.1 billion is as of June 29, 2015. Calculated as (A) 49.9% pro forma ownership (ex-special one-time dividend) plus (B) special one-time dividend of $337mm. ~$525mm of annual run-rate revenue synergies capitalized based on Towers Watson’s average P/E of ~20x and Willis’ average P/E of ~17x (6-month average NTM P/E preceding announcement). Illustratively represents ~$75 million of annual savings at Towers Watson capitalized at Towers Watson calendar year 2016E cash P/E multiple of 20.3x as of June 29, 2015. $125 million of run-rate synergies capitalized based on Towers Watson’s average P/E of ~20x and Willis’ average P/E of ~17x (6-month average NTM P/E preceding announcement). Estimated Value to Shareholders $11.5 billion (including $337 million special dividend)(2) $11.3 billion Pro Forma Market Capitalization as of June 29, 2015 (Pre-Announcement) Illustrative Pro Forma Equity Value

Estimated Annual Revenue Opportunity by Year 3: $375-$675 Million $100-$400 million ~$200 million ~$75 million MIDDLE MARKET EXCHANGE Segment includes 40+ million employees and has a higher adoption rate than large-market segment Willis’ 20,000 mid-market U.S. relationships provide access to nearly half of the addressable market LARGE MARKET P&C BROKERAGE Willis has a ~3.5% share of $10+ billion U.S. large P&C corporate market Towers Watson has existing relationships with 80% of the companies in the market, best-in-class insurance analytics and a strong brand GLOBAL HEALTH AND GROUP BENEFITS Towers Watson is globalizing market leading Liazon platform Willis provides expanded distribution network of more than 120 countries

Important Information Responsibility Statement The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The directors of Towers Watson accept responsibility for the information contained in this document relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Towers Watson (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. Important Information About the Transaction and Where to Find It This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following: Participants in the Solicitation Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus. WILLIS TOWERS WATSON 200 Liberty Street, 7th Floor New York, NY 10281-1003 901 N. Glebe Road Arlington, VA 22203 Attention: Investor Relations Attention: Investor Relations 212-915-8084 703-258-8000 investor.relations@willis.com investor.relations@towerswatson.com